Bill Nuti: Chairman of the Board, Chief Executive Officer and President Bob Fishman: Senior Vice President and Chief Financial Officer Eli Rosner: Senior Vice President Software Solutions Chinh Chu: Lead Independent Director NCR Leadership Team Panel Discussion Solutions Demos

FORWARD-LOOKING STATEMENTS. Comments made during this presentation and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about the expected growth and development of NCR’s business and solutions; NCR’s anticipated cost management and cost reduction activities and their expected benefits; the sizes, expected growth and drivers of NCR’s various available markets; planned changes to NCR’s services model and organization; NCR’s 2016 revenue, earnings per share and free cash flow guidance; NCR’s expected future capital spending and NCR’s expected 2016 tax rates; NCR’s expectations regarding the effect of foreign current fluctuations on its revenue for 2016; and NCR’s expectations regarding its use of capital and capital structure. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of our control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K and those factors detailed from time to time in NCR's other SEC reports. These materials are dated March 7, 2016, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this presentation and these materials will include certain "non- GAAP" financial measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, are included in the accompanying "Supplementary Non-GAAP Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. OTHER NOTES AND USE OF CERTAIN TERMS. As used in these materials, (i) the term "software revenue" means the sum of software license revenue, software maintenance revenue, cloud revenue and professional services revenue associated with software delivery, (ii) the term "recurring revenue" means the sum of cloud, hardware maintenance and software maintenance revenue, (iii) the terms "cloud" and "cloud revenue" are used to describe NCR’s software-as-a-service offerings and the revenue associated therewith, (iv) the term "CC" means constant currency, and (v) statements regarding growth of certain financial measures on an “organic” basis refer to growth of those measures excluding the results of NCR’s acquisitions, including the acquisitions of Digital Insight Corporation, Retalix Ltd. and Radiant Systems, Inc. All statements of available market size and growth presented in these materials were prepared by NCR based on its own research, estimates and analysis. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

Investor Day 2016

Ideas without action aren’t ideas – they are regrets ~Steve Jobs “

REVENUE* Then Now OI MARGIN GROSS MARGIN *FX adjusted

FORCES OF CHANGE Digital Commerce Mobile Engagement Consumer Behavior

9 # # • Omni-Channel Software • Multi-vendor ATM Software • Deposit Automation • Branch Transformation HW & SW • Mobile banking end-user app store ratings in the US • ATM hardware & shipments • Restaurant Solutions (HW/SW/Services) • Restaurant Software • Stadium Food & Beverage Solutions • Self–Checkout Solutions • ePOS in North America • NCR is the leader in Forrester’s Point–of–Service Report • NCR recognized as IHL’s Next POS & Mobile POS Software Purchase

NCR Corporate Story © NCR Confidential NCR POWERS WORLDWIDE, EVERY SECOND DOLLARS IN CASH GOES THROUGH NCR ATMs EACH YEAR NCR SERVICES ARE HERE TO SUPPORT OUR CUSTOMERS SPEAKING AND SPANNING FROM: THE WEST COAST OF THE US… …TO THE FAR EAST OF RUSSIA CONSUMERS USING FASTLANE SELFSERV CHECKOUTS SCAN EVERY YEAR – OVER 6 ITEMS FOR EVERY MAN, WOMAN AND CHILD ON EARTH. NCR CONNECTED PAYMENTS CURRENTLY PROTECTS MORE THAN AND MORE THAN ANNUALLY (SPECIALIZES IN CLOUD, MOBILE eWALLET PAYMENTS) NCR SERVICES CENTERS RESPOND TO CUSTOMER INCIDENTS EACH YEAR ATM’S + APTRA SOFTWARE SERVE OVER MORE THAN TWITTER AND IPHONE COMBINED NCR FACILITATES EVERY SECOND RUNNING IN RESTAURANTS WORLDWIDE MOBILE BANKING APPS ARE POWERED BY NCR’S DIGITAL INSIGHT

These four areas will gain increasingly larger shares of capital spending, R&D investment, and private capital formation CLOUD MOBILE I T INTERNET OF THINGS FOUNDATIONAL BIG DATA

I T We are optimizing R&D around software and hardware in a cloud and mobile first world Offer & solution development by market & segment

WHAT IT DOES MEAN...GROWTH & MARGIN EXPANSION
NCR by Segment
Total NCR
GM% ~52%
GM% ~22%
GM% ~20%
$13.2B SW
$12.6B Services
$8.4B HW
16% CAGR
5% CAGR
3% CAGR
$27.3B SW
$15.9B Services
$9.8B HW
2015
2020
9% CAGR
$34.2B
18% NCR Share
$53.0B
2015
2020

OMNI-CHANNEL HAS BECOME A HORIZONTAL OPPORTUNITY

OMNI-CHANNEL PLATFORM HUB

OMNI-CHANNEL APPLICATIONS & SERVICES

- Loyalty CRM
- *e*Marketing
- Security & Fraud
- Merchandising
- Inventory Management
- Cash Management
- Secure Payments
- POS/mpos

CHANNEL TRANSFORMATION & INTEGRATION OFFERS

BRANCH TRANSFORMATION

- Interactive Services
- Mobile Payment

STORE TRANSFORMATION

- Interactive Services
- Mobile Ticketing

RESTAURANT TRANSFORMATION

- FastLane/SCO
- Mobile POS

SMALL BUSINESS MOBILITY

- Online Ordering/E-commerce
- Enterprise Engagement

EDGE OFFERS

- ATMs – CD/MF
- *m*POS
- Branch Terminals
- Digital SIGNAGE
- *e*POS
- Cloud/SaaS Applications
- Self-Checkout/SCO
- Peripherals

SERVICE OFFERS

- Consulting Services
- Design
- Implementation
- Hardware Maintenance
- Integration
- High-Availability
- Staff Augmentation
- Managed Services
- Installation

FINANCIAL SERVICES

- Money Center Banks
- National Banks
- Regional Banks
- Community Banks/CU's

RETAIL

- Food/Grocery
- Mass Merchant
- General Merchandise
- Drug
- Specialty
- Convenience
- Department Stores

HOSPITALITY

- Quick Service
- Tableside
- Stadiums, Parks, Venues

SMALL BUSINESS

- Professional Services
- Retail & Hospitality

CHANNEL TRANSFORMATION & INTEGRATION OFFERS COME INTO FOCUS; *A FEW EXAMPLES*

RETAIL STORE TRANSFORMATION

- 757,000 ePOS lanes in NAMER, Food/Mass Merchandise Segment, with 14% penetration by self-checkout
- Every converted lane= ~$18,000 US (HW/SW/PS/Impl./Services)
- At 80% penetration and 67% market share = $6.3B market opportunity

The above analysis does not include Unified Commerce software, applications, mPOS,or the associated ongoing PS or annuity revenue streams.

BRANCH TRANSFORMATION

- Approximately 1 million branches in the world today with <1% having gone through Branch Transformation initiative
- Every untransformed branch averages 2 ATMs and spends roughly $11,000/ATM upfront and $2,500/ATM recurring
- When a branch transforms, it averages 1 ATM and 2 Interactive Units at 2x the price per unit. If 50% transform, it represents a $7.5 billion incremental market opportunity

The above analysis does not include CxP software, digital banking applications, or the associated ongoing PS or annuity revenue streams.

HOSPITALITY TRANSFORMATION

- Approximately 220,500 North American high-complex table service restaurants with .5% penetration for table-side ordering/payment
- Every restaurant converted from traditional POS to EMV-enabled table-side ordering and payment = ~$22,000 (HW/SW/Impl/Services)
- At 90% penetration and 35% market share = $1.5B market opportunity

The above analysis includes mPOS and payment-related hardware, software, and services. It does not includande ongoing PS or annuity revenue streams.

Previous restructuring focused on reducing cost and reallocating resources to Higher Growth / Higher Margin Good progress, but we still have outdated policies/processes, inefficiencies, waste, and areas of low productivity Our current focus is on eliminating waste and outdated policies, business process engineering, changing how we work, improving productivity, increasing efficiency We know what we need to do next and are working with outside experts to accelerate our transformation This effort will deliver value to shareholders and self fund our Vision 2020 investments

$300 - 400M 5 Year Goal Optimizing Our Cost Structure Increasing Customer Services Productivity and Loyalty Improving Sales Execution Making Software our Business Investment Group Portfolio Operations Group Top Tier Consulting Firm

Labor Cost $2.1B Materials $1.2B Outside Services $0.7B Indirect Spend $1.4B Business Priorities 2016 2017 2018 2019 2020 Improving Sales Execution Increased Customer Services Productivity and Loyalty Make Software our Business Optimizing Our Cost Structure Zero Based Budgeting Here to stay/culture 2015 COSTS TOTAL COSTS $5.4B $300M-$400M 5 Year Goal with 50% reinvestment back into the business $150M-$200M total P&L savings; $50M incremental per year starting in 2017 for a decade, and we have orchestrated a highly complex balance of growth initiatives and legacy issues into a standalone technology segment with a decade or more of growth ahead and we have multiple avenues for revenue growth, margin expansion, and higher cash flow i.e., Omni-Channel, Unified Commerce, Branch Transformation, Store Transformation, Channel Transformation, SMB – Mobile POS to deliver more value to our shareholders, self fund our innovation needs, and build a formidable global technology company

Investor Day 2016

Build a Sustainable & Leading Cost Structure Free Cash Flow Generation Profitable Revenue Growth Cost Management to the Next Level  Zero based budgeting Software Services Hardware  Outside expertise to accelerate change  Business process improvement 23 Top Tier Consulting Firm

24

25 Revenue CAGR of 6% and constant currency organic growth of approximately 4% over last 5 years. Diversified revenue streams by geography, industry, and product. GROWTH AND DIVERSITY Strong expansion of software-related revenue from $0.6B in 2010 to $1.8B in 2015. Cloud revenue of $536M in 2015. Revenue visibility strong at approx. 60% entering 2016. Recurring revenues totaling ~43% of 2015 revenue, up 400 basis points since 2010. Operational gross margin has increased ~600bps, from 23.5% in 2010 to 29.1% in 2015. OI margin has increased ~500bps, from 8% in 2010 to 13% in 2015. REVENUE VISIBILITY INCREASING SOFTWARE PORTFOLIO EXPANDING MARGINS Investments made over the past 4 years and focus on legacy items have positioned the company for strong FCF growth. 5 year CAGR of 62%, FCF conversion rate approaching 100%. ROBUST CASH FLOW PROFILE

6% 5% 4% 3% FY ’11 FY ’15 FY ’13 FY ’12 FY ’10 FY ’14 ~ $415 FX 4% 3% FXN (3%) as reported CC Organic Growth Rate $4,711 $5,291 $5,730 $6,123 $6,591 $6,373 As Reported Growth Rate Revenue CAGR of 6% 26 12% 8% 7% 8% ($ in Millions)

Americas (excl. USA) 46% 14% Asia Pacific USA Europe, Middle East Africa 31% 9% 52% 6% Emerging Industries Financial Services Retail Solutions Hospitality 11% 31% 35% 27% 38% Software Hardware Services BY INDUSTRY BY SOLUTION BY GEOGRAPHY 27 Note: Based on 2015 revenue mix

39% of Revenue Recurring Revenue 43% of Revenue FY ‘15 Software FY ‘10 FY ‘10 $1.75B FY ‘15 $593M Software Revenue CAGR of 24% Recurring Revenue CAGR of 8% 28

29 % of Total Revenue Up ~600bp from 2010 Software 42% 35% 38% Hardware Services FY '10 FY '15 13% 45% 42% 27% 38% 35%

$1.73 NON-GAAP EPS $2.78 FY ‘15 NPOI FY ‘10 FY ‘10 $830M 13% of Revenue FY ‘15 $383M 8% of Revenue NPOI CAGR of 17% NON-GAAP EPS CAGR of 10% 30

FY ’11 FY ’15 FY ’13 FY ’12 FY ’10 Conversion Rate FY ’14 31% Y/Y Growth $279 $37 13% $335 $188 56% $408 $146 36% $475 $207 44% $469 $313 67% $479 $409 85% Non-GAAP Net Income FCF CAGR of 62% 31 ($ in Millions) Free Cash Flow

32 24% 66% 10% Software Hardware Services GROSS MARGIN $1.86B / 29.1% OPERATING INCOME $820M / 13% REVENUE $6.4B 26% 49% 25% Software Hardware Services 35% 27% 38% Software Hardware Services Software $1.8B Hardware $2.4B Services $2.2B Software $906M / 51.9% Hardware $468M / 19.4% Services $483M / 21.8% Software $539M / 30.9% Hardware $87M / 3.6% Services $194M / 8.7%

Hardware Revenue 2015 ATMs $1,183 Self-Checkout (SCO) $187 Point-of-Sale (POS) $692 Interactive Printer Solutions $346 Hardware Revenue $2,408 Gross Margin $468 Gross Margin Rate 19.4% Operating Income $87 Operating Income Rate 3.6% 33 ($ in Millions) 3% CAGR 25% NCR Share $8.4B $9.8B 2015 2020 Available Market Operations Highlights  Network of manufacturing facilities and key suppliers optimized for cost (FX) and flexibility  Regional presence creates competitive advantage  Product differentiation by customization and built in service technologies  New products use platform approach i.e. adaptable parts, consistent design, complexity reduction, design for serviceability

3% CAGR Available Market 33% NCR Share $3.6B $4.2B 2015 2020 Available Market Drivers 34  Replacement cycle  Overall ATM growth including Multi-Function and Cash Dispense  Branch Transformation  Developing market growth  Cloud-driven ATM solutions

5% CAGR Available Market 65% NCR Share $280M $360M 2015 2020 Available Market Drivers 35  Store Transformation  Checkout lane conversion from assisted to self-service  Expand into new segments i.e. convenience  Replacement cycle / higher density  New product introductions  Expand into new geographies

3% CAGR Available Market 15% NCR Share $4.5B $5.2B 2015 2020 36 Available Market Drivers  Increase in customer-facing endpoints, including kiosks  Move to mobile devices, both built-for-purpose and consumer grade  Replacement cycle  Down-market penetration via tablet-based mPOS offerings

19% NC Share $11.6B 2015 2020 Today  Organize around Services growth ̶ Offer development ̶ Sales Specialization ̶ Structure, talent, decision rights  Shift Mix to higher value/margin services ̶ Managed Services ̶ Infrastructure as a Service (IasS) ̶ Expanded Offers ie High Availability  Invest in productivity to drive higher margins ̶ Improve predictive capability, remote diagnostics & repair, and self-healing systems ̶ Reduce repeat visits and repairs ̶ Continue to improve parts & logistics network, dispatch technology/process and field automation The Future is Now  ~11,000 NCR-badged Customer Engineers  Managing ~400 million parts and ~13 million incidents through remote services management  Significant recurring revenue stream from large existing installed base  Sale of devices generates attach revenue from transaction services  Recent focus on developing high-margin offers in managed services to leverage base  ~3.8 million devices under management  Investing today in Big Data, Predictive Analytics and Mobility – IoT coming 37 Excellent customer services leads to loyalty, leads to profitable growth

5% CAGR Available Market 18% NCR Share $12.6B $15.9B 2015 2020 Available Market Drivers 38 Services 2015 Revenue $2,218 Gross Margin $483 Gross Margin Rate 21.8% Operating Income $194 Operating Income Rate 8.7% ($ in Millions)  HW maintenance and incident management  Managed Services  IaaS  Expansion into new markets i.e. Cloud data center management  Call center / help desk  New service offerings

16% CAGR Available Market 13% NCR Share $13.2B $27.3B 2015 2020 Available Market Drivers 39  Omni-channel platform growth  Application and Services growth – including Payments  Channel Transformation and Integration (Branch / Store)  Digital Commerce  Consumer and Business Engagement i.e. Loyalty, eMarketing Software Revenue 2015 Software Licenses $303 Cloud $536 Software Maintenance $348 Professional Services $560 Software Revenue $1,747 Gross Margin $906 Gross Margin Rate 51.9% Operating Income $539 Operating Income Rate 30.9% ($ in Millions)

TOTAL AVAILABLE MARKET GROWTH


NCR by Segment
GM% ~52%
GM% ~22%
GM% ~20%
$13.2B SW
$12.6B Services
$8.4B HW
16% CAGR
5% CAGR
3% CAGR
$27.3B SW
$15.9B Services
$9.8B HW
2015
2020
Total NCR
9% CAGR
$34.2B
18% NCR Share
$53.0B
2015
2020

40

2016 Revised Guidance Previous Guidance * Revenue $6,100 - $6,200 $6,100 - $6,200 Diluted EPS (GAAP) $2.20 - $2.30 $2.07 - $2.17 Non-GAAP Diluted EPS $2.85 - $2.95 $2.72 - $2.82 Free Cash Flow $425 - $475 $425 - $475 ($ in millions, except per share amounts) 41 * Previous guidance provided on February 9, 2016 For the 2016 revised guidance, share count estimated to be 157 million reduced from our previous guidance of 165 million due to the $250 million share repurchase expected to be completed in 2016.

Strong revenue coverage at 60% and Funnel at all-time high 42 Revenue Coverage As of 12/31/15 Hardware, SW license, Professional and Installation Services $1.2B Recurring Revenue (including Annual Contract Value) $2.5B Total Comprehensive Backlog $3.7B 2016 Revenue Coverage 60% Total Funnel $10.7B

2016 Revenue headwinds expected to be approximately $135M -23% -19% -5% -59% -7% -14% -18% -19% -43% -20% $350M of the $415M full year 2015 FX impact on revenue Europe (Euro) $(135) Brazil (BRL) (50) Australia (AUD) (35) Canada (CAD) (35) Japan (JPY) (30) U.K. (GBP) (25) Russia (RUB) (15) India (INR) (10) Poland (PLN) (10) Turkey (TRY) (5) ~$(350) million 43

BRIC revenue lower which reduces 2016 volatility 44 BRIC Revenue 2013 - ~$800M 2014 - ~$700M 2015 - ~$500M 2016 - ~$400M

2013 2014 2015 2016e Cash provided by operating activities $281 $524 $681 $675 - $725 Net capital expenditures $(226) $(258) $(229) $(220) Cash used in discontinued operations $(52) $(1) $(43) $(30) Pension discretionary contributions and settlements $204 $48 - - Free Cash Flow $207 $313 $409 $425 - $475 Free Cash Flow as a % of non-GAAP net income 44% 67% 85% ~95% 45 ($ in Millions)

2013 2014 2015 Accounts Receivable $1,339 $1,404 $1,251 DSO 72 71 67 Inventory $790 $669 $643 DOH 62 45 48 Accounts Payable $670 $712 $657 DPO 53 48 49 Deferred Revenue $525 $494 $476 Working Capital $934 $867 $761 % of last 12 months revenue 15.3% 13.2% 11.9% Cash Conversion Cycle 79 69 66 46 ($ in Millions)

Capital spend approaching 1 : 1 with D&A. Higher % spend on software 47 2012 2013 2014 2015 2016e Capital Spend $160 $226 $258 $229 ~$220 D&A $120 $127 $152 $171 $200 Capital : D&A 1.3 : 1 1.8 : 1 1.7 : 1 1.3 : 1 1.1 : 1 50% 49% 54% 66% 70% SW Capital Depreciation & Amortization Property Plant and Equipment Capital 50% 51% 46% 34% 30% ($ in Millions)

25% 22% 22% 24% 25% 6% 11% 12% 9% 13% 5% 10% 15% 20% 25% 30% 35% 2012 2013 2014 2015 2016e Effective Tax Rate Cash Tax Rate Cash tax rate significantly lower than effective tax rate 48

Transformation Management Office (ZBB and BPI Resources)  Customer / Segment Profitability  Quota Setting / Attainment  Customer Engagement  Strategic Resource Alignment  Increased Productivity  Resource Planning  Demand Management  Improved Hardware PLM  Improved Software Support  Reduced Software Support Cost  Cloud and License Pricing Models  Software PLM Improving Sales Execution Increasing Customer Services Productivity and Loyalty Making Software Our Business  Supplier Negotiations  Sourcing Tools  Spend Benchmarking  Network Strategy, Footprint Optimization  Increased Productivity  SKU Reduction  Product Twilight  Service Pricing Sourcing Manufacturing Network Optimization Service Lifecycle Management Optimizing our Cost Structure 49

Consumption Reduction  Spend avoidance: ̶ Reduce travel, use telepresence Spend Reduction Rate Reduction  Supplier negotiation: ̶ Gain Share ̶ In Source / Out Source ̶ eProcurement Policy Adherence  Travel: ̶ Book > 7 days ̶ LT approval for international travel  PCard: ̶ Strict enforcement on use categories ̶ Reduce number of cards in use Cross Functional Spend  IT: ̶ Conduct inventory of software across the enterprise, eliminate duplication  Low cost geographies: ̶ Consider transactional work offshore 50

$300M-$400M 5 Year Goal with 50% reinvestment back into the business 51 HW COGS $1.6B SW COR $0.8B Services COR $1.7B Expenses $1.3B 2015 COSTS BY FUNCTION - $5.4B $150M-$200M total P&L savings; $50M incremental per year starting in 2017 Labor Cost $2.1B Materials $1.2B Outside Services $0.7B Indirect Spend $1.4B 2015 COSTS BY TYPE - $5.4B Productivity Goals Cost Reduction Value Eng’g Fixed versus Variable Rate, Policy and Consumption

52 As of 12/31/2014 As of 12/31/2015 Cash $511 $328 Accounts Receivable, Net 1,404 1,251 Inventories 669 643 Other Current Assets 504 327 Long Term Assets 5,478 5,086 TOTAL ASSETS $8,566 $7,635 Debt $3,618 $3,252 Other 3,065 2,859 Series A Preferred Stock - 798 Total Stockholders Equity 1,883 726 TOTAL LIABILITIES AND STOCKHOLDERS EQUITY $8,566 $7,635 ($ in Millions)

Q4 2014 Q4 2015 Debt $3,618 $3,252 Cash 511 328 Net Debt $3,107 $2,924 Adjusted EBITDA $963 $1,005 Net Debt / Adjusted EBITDA 3.2x 2.9x Below 3X at year end 2015 – Solid BB 53 ($ in Millions)

FY ’16 FY ’17 FY ’18 FY ’19 FY ’20 FY ’21 FY ’22 $956 No Debt Maturities Through 2017 $400 $500 $600 $700 (Dec) (Feb) (July) (Dec) FY ’23 54 ($ in Millions) Senior unsecured bonds Senior secured credit facility

Significant improvement in all pension metrics Pension Assets Pension Liabilities Pension Underfunded Position Pension Participants 2011 US $2,733 $4,084 $(1,352) 51,654 International 1,981 2,073 (91) 18,368 Total $4,714 $6,157 $(1,443) 70,022 2015 US $1,726 $2,155 $(429) 22,186 International 1,009 1,159 (150) 9,503 Total $2,735 $3,314 $(579) 31,689 Improvement in Metrics Total $1,979 (42%) $2,843 (46%) $864 (60%) 38,333 (55%) 55 ($ in Millions)

Balanced capital allocation going forward 2007 – 2010 2011 – 2014 2015 Share Repurchases $600M $70M $1B M & A $140M $3.6B - Debt Paydown $300M - $371M Legacy (Pension/Fox River) $45M $1B $23M 56

57  Maintain strong liquidity  Current revolver of $850M  Maintain revolving trade receivables securitization facility of $200M  Board committed to balanced capital allocation approach  No dividends planned  $250M buyback in 2016; Share repurchases determined on an ongoing basis  No material acquisitions planned, small M&A to round out portfolios  De-lever over time through debt pay-down and EBITDA expansion; target solid BB ratings  Continue to manage down NCR legacy financial risks based on positive NPV and good use of capital

- Execute on $300M to $400M opportunity And FCF Long Term Sustainable Growth Profitable Revenue Growth - Focus on Transformation Revenue - Optimize SW, Services and HW Cost Management 58

59  Global technology market leader with differentiated omni-channel solutions; #1 or #2 in every market we serve  Multiple avenues of growth  Major trends include omni-channel, cloud, branch/store/restaurant transformation, self-service, SMB, managed services, mobile  Diversified revenue streams by industry, geography and product; large and growing recurring revenue  Demonstrated margin expansion from increasing software contribution and operational efficiency  Investments over the past 4 years have positioned NCR for accelerated growth and strong cash flow

QUESTIONS?

Investor Day 2016

Provide consumers with a rich, integrated, and personalized experience across every channel Migrate transactions from high-cost, low-value channel to a low-cost, high-value (i.e. Mobile, SCO) Use data analytics effectively across channels (i.e. Inventory, consumer, catalog) Improve data security and privacy and reduce fraud Improve Cash Flow Grow Revenue Improve Customer Satisfaction Improve Cost Structure

Financial ATM, Online Banking Consumer Experience Branch API Retail Self- checkout Retail ONE Retail API Hospitality Online Ordering Cloud Connect Hospitality API Small Business Cloud POS Silver Silver API Pricing, CRM Account, Transaction Catalog, Inventory Reservation, Order History

CRM Customer Marketing API Reporting API Online Banking API Payment API Catalog API Inventory API Security API Branch Transformation Infrastructure Services: Security, Auto-Scaling, Telemetry Retail Store Transformation Hospitality Transformation Loyalty Transaction

Devices Experiences Platform Retailer Restaurant Hotel Bank Highway Airway Railway Analytics Inventory Management e-Commerce Systems Management Payment Customer Relationship Management Order Management Security

NCR Core Assets Self-Checkout Point-of-Sale Digital Banking API Economy - 3rd Party Apps Platform “long tail” Value Omni-Channel Platform Big Data Platform

New customers: Developer, customer and partner community New product: API Licenses & Development Svcs New monetization models: Data Science & Analytics Org specialization: Mobile Center of Expertise, NCR Labs Productivity: Reuse, Product Lifecycle Mgmt, Portfolio Mgmt Internal Focus E xte rn a l F o c u s Process efficiency: Enterprise Agile, Global Site Strategy

Solves enterprise dilemma & enables business transformation Within high-growth industries we serve Data is the new currency and API’s will drive the API Economy Data, Applications, Talent, Design Thinking Culture, Process, Experience Creating long-term sustainable growth with near-term opportunities

Investor Day 2016

 Industry leader in Financial, Retail and Hospitality, with entrenched customer relationships and high market share  We and teams of consultants conducted extensive diligence over 6 months and have strong conviction in NCR’s growth prospects and management’s strategy  Substantial progress in becoming a software / services company (~50% gross profit from software)  Software and services both create high-quality, recurring revenue and free cash flow  Growth in cloud-based revenue streams and multi-year service contracts, with high attach rates  Well positioned at the forefront of today’s key payments and retailing trends:  Financial services software, digital banking, multi-function ATMs, secure payments  Critical store-management software (mobile / e-payments, supply chain & order management, customer loyalty)  Significant omni-channel tailwinds across all industries and growth in unattached software

 Financial Services benefits as banks require smart, more software-enabled ATMs  Incumbent provider and trusted partner to the largest global banks  Hardware business tied to predictable bank ATM replacement cycles rather than whitespace growth  Banks demanding higher functionality ATMs with enhanced software capabilities to replace bank tellers; each hardware sale leads to multi-year recurring, high-margin software and services revenue  Cash usage and ATM usage are flat in developed markets and continue to grow in developing markets  Digital forms of payment growing rapidly, but not taking share from a stable base of cash transactions  NCR well positioned in online/mobile payments technology  Bank branch and ATM strategies designed to provide best service to customers; not correlated to cash usage  Significant margin optimization opportunities  Conversion price represents a compelling valuation  We are aligned with the shareholder base to maximize long-term shareholder value

 Drive resources toward software development and sales to accelerate growth and create “software- led” sales decisions  Identify and evaluate new software opportunities with strong in-house development team - Leverage common modules across segments: payments, marketing, security/fraud, customer analytics and loyalty, back-office (inventory, reporting)  Blackstone has recently made several software investments and can leverage insights to help NCR execute its strategy: - Attract and retain key software talent; create a culture of innovation and success - Leverage experience in SaaS transformations to grow NCR’s software and cloud businesses - Leverage Blackstone resources to improve customer satisfaction, pricing optimization, margins, and productivity  Dave Calhoun (Head of Blackstone Portfolio operations group, ex CEO of Nielsen and former Vice Chairman of GE) leading Blackstone operating team involvement at NCR

 Focus on driving software-led sales and margin growth to further optimize business mix  Pricing and contract optimization  Streamline operational processes:  Strategic procurement and sourcing  LEAN manufacturing  Reduction in parts/materials complexity in integrated hardware/software products  Enhanced focus on product lifecycle management  Improve efficiency within services organization  Optimize organizational structure to provide greater support and flexibility  Initiatives have the full support and involvement of the Blackstone Portfolio Operations team

Andy Heyman: Senior Vice President, President NCR Financial Services Michael Bayer: Senior Vice President, President NCR Retail Solutions Paul Langenbahn: Senior Vice President, President Hospitality Bob Fishman: Senior Vice President and Chief Financial Officer Bob Ciminera: Senior Vice President, Hardware Solutions and Operations Eli Rosner: Senior Vice President, Software Solutions Ruth Fornell: Senior Vice President, Professional Services Rick Marquardt: Executive Vice President, Services, Enterprise Quality and T&T

FORWARD-LOOKING STATEMENTS. Comments made during this presentation and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about the expected growth and development of NCR’s business and solutions; NCR’s anticipated cost management and cost reduction activities and their expected benefits; the sizes, expected growth and drivers of NCR’s various available markets; planned changes to NCR’s services model and organization; NCR’s 2016 revenue, earnings per share and free cash flow guidance; NCR’s expected future capital spending and NCR’s expected 2016 tax rates; NCR’s expectations regarding the effect of foreign current fluctuations on its revenue for 2016; and NCR’s expectations regarding its use of capital and capital structure. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of our control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K and those factors detailed from time to time in NCR's other SEC reports. These materials are dated March 7, 2016, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this presentation and these materials will include certain "non- GAAP" financial measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, are included in the accompanying "Supplementary Non-GAAP Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. OTHER NOTES AND USE OF CERTAIN TERMS. As used in these materials, (i) the term "software revenue" means the sum of software license revenue, software maintenance revenue, cloud revenue and professional services revenue associated with software delivery, (ii) the term "recurring revenue" means the sum of cloud, hardware maintenance and software maintenance revenue, (iii) the terms "cloud" and "cloud revenue" are used to describe NCR’s software-as-a-service offerings and the revenue associated therewith, (iv) the term "CC" means constant currency, and (v) statements regarding growth of certain financial measures on an “organic” basis refer to growth of those measures excluding the results of NCR’s acquisitions, including the acquisitions of Digital Insight Corporation, Retalix Ltd. and Radiant Systems, Inc. All statements of available market size and growth presented in these materials were prepared by NCR based on its own research, estimates and analysis. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

SUPPLEMENTARY NON-GAAP MATERIALS

81 While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this presentation and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Non-Pension Operating Income (NPOI), Non-GAAP Diluted EPS, Operational Gross Margin, Operational Gross Margin Rate, Expenses (non- GAAP), Effective Tax Rate and Non-GAAP Net Income. NCR’s non-pension operating income (NPOI), non-GAAP net income, non-GAAP diluted earnings per share, operational gross margin, operational gross margin rate, expenses (non-GAAP) and effective tax rate (non-GAAP) are determined by excluding certain pension expenses and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, GAAP gross margin, gross margin rate, expenses and effective tax rate. With respect to pension expense, in its FY 2015 reported results, NCR excludes all components of pension expense, including both ongoing pension expense and mark-to-market adjustments, and pension settlements, curtailments and special termination benefits, when determining these non-GAAP measures, and in its FY 2016 guidance, NCR no longer excludes ongoing pension expense when determining these non-GAAP measures, but excludes only mark-to-market adjustments, and pension settlements, curtailments and special termination benefits. Due to the significant historical changes in its overall pension expense from year to year and the non-operational nature of pension expense and these other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also used NPOI, and continues to use non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Adjusted EBITDA. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income (loss) from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension expense (benefit); and plus special items included in the definition of NPOI. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations.

82 Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow (FCF) does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. Constant Currency and Constant Currency Organic Growth. Due to the continuing strengthening of the U.S. dollar against foreign currencies and the overall variability of foreign exchange rates from period to period, NCR presents certain measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation. NCR also presents revenue growth on a constant currency organic basis, which excludes the effects of foreign currency translation and acquisitions. NCR's management believes that presenting measures on a constant currency basis, and on a constant currency organic basis, makes it easier to evaluate period-over-period operating performance and to make period- over-period comparisons. Measures presented on a constant currency basis are calculated by translating current period results at prior period monthly average exchange rates. Measures presented on a constant currency organic basis are calculated by translating current period results at prior period monthly average exchange rates, and excluding the revenue from acquired businesses in the year of acquisition. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com.

Revenue Growth Rate (GAAP) to CC Organic Growth Rate (non-GAAP) FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Revenue Growth Rate (GAAP) 12% 8% 7% 8% (3%) Unfavorable foreign currency fluctuation impact and impact of acquisitions (6%) (3%) (3%) (4%) 6% CC Organic Growth Rate (non-GAAP) 6% 5% 4% 4% 3% 83

FY 2015 GAAP Restructuring plan Acquisition- related amortization of intangibles Acquisition- related costs Reserve related to a subcontract in MEA Loss on pending sale of IPS business OFAC and FCPA Investigations Pension Mark-to- Market Adjustments FY 2015 non-GAAP Product revenue $2,711 $— $— $— $— $— $— $— $2,711 Service revenue 3,662 — — — — — — — 3,662 Total revenue 6,373 — — — — — — — 6,373 Cost of products 2,072 (5) (38) — — — — (13) 2,016 Cost of services 2,832 (7) (25) — — — — (300) 2,500 Gross margin 1,469 12 63 — — — — 313 1,857 Gross margin rate 23.1% 0.2% 1.0% —% —% —% —% 4.8% 29.1% Selling, general and administrative expenses 1,042 — (62) (11) (20) — (1) (123) 825 Research and development expenses 230 — — — — — — (18) 212 Restructuring-related charges 62 (62) — — — — — — — Total expenses 1,334 (62) (62) (11) (20) — (1) (141) 1,037 Total expense as a % of revenue 20.9% (1.0)% (1.0)% (0.2)% (0.3)% —% —% (2.1)% 16.3% Income (loss) from operations 135 74 125 11 20 — 1 454 820 Income (loss) from operations as a % of revenue 2.1% 1.2% 2.0% 0.2% 0.3% —% —% 7.1% 12.9%

Gross Margin as a % of Revenue (GAAP) to Gross Margin % (non-GAAP) FY 2010 Gross Margin as a % of Revenue (GAAP) 22.9% Pension expense (benefit) 0.6% Gross Margin % (non-GAAP) 23.5% 85

Diluted Earnings per Share (GAAP) to Diluted Earnings per Share (non-GAAP) 2016 Revised Guidance Previous Guidance Diluted Earnings per Share (GAAP) $2.20 - $2.30 $2.07 - $2.17 Restructuring Plan 0.10 0.10 Acquisition-Related Amortization of Intangibles 0.50 0.50 Acquisition-Related Costs 0.05 0.05 Diluted Earnings per Share (non-GAAP) $2.85 - $2.95 $2.72 - $2.82 86

Cash Provided by Operating Activities (GAAP) to Free Cash Flow (non-GAAP) 2010 2011 2012 Cash provided by operating activities (GAAP) $279 $388 $(180) Net capital expenditures (126) (123) (160) Cash used in discontinued operations (116) (77) (114) Pension discretionary contributions and settlements - - 600 Free Cash Flow (non-GAAP) $37 $188 $146 87 ($ in Millions)

Net Income from Continuing Operations Attributable to NCR (GAAP) to Net Income from Continuing Operations Attributable to NCR (non-GAAP) 2010 2011 2012 2013 2014 2015 Net Income from Continuing Operations Attributable to NCR (GAAP) $277 $(97) $475 $452 $181 $(154) Pension (benefit) expense 16 398 (117) (58) 66 448 Restructuring Plan - - - - 116 50 Acquisition-Related Amortization of Intangibles - 8 25 48 80 85 Acquisition-Related Purchase Price Adjustments - - - 10 4 - Acquisition-Related Costs - 28 16 36 20 8 Reserve Related to Subcontract in MEA - - - - - 13 Loss on Pending Sale of IPS Business - - - - - 29 OFAC and FCPA Investigations - - 2 2 2 - Japan Valuation Reserve Release (39) - - (15) - - Legal Settlements and Charges 5 (2) - - - - Impairment Charges 9 - 7 - - - Incremental Costs Directly Related to the Relocation of the Worldwide Headquarters 11 - - - - - Net Income from Continuing Operations Attributable to NCR (non-GAAP) $279 $335 $408 $475 $469 $479 88 ($ in Millions)

Income from Operations (GAAP) to Non-Pension Operating Income (non-GAAP) 2010 2015 Income from Operations (GAAP) $298 $135 Pension Expense 59 464 Restructuring Plan - 74 Acquisition-Related Amortization of Intangibles - 125 Acquisition-Related Costs - 11 OFAC and FCPA Investigations - 1 Reserve Related to Subcontract in MEA - 20 Incremental Costs Directly Related to the Relocation of the Worldwide Headquarters 18 - Legal Settlements and Charges 8 - Non-Pension Operating Income (non-GAAP) $383 $830 89 ($ in Millions)

Diluted Earnings per Share (GAAP) to Diluted Earnings per Share (non-GAAP) 2010 2015 Diluted Earnings per Share (GAAP) (1) $1.72 $(0.94) Pension Expense 0.10 2.60 Restructuring Plan - 0.29 Acquisition-Related Amortization of Intangibles - 0.49 Acquisition-Related Costs - 0.05 Reserve Related to Subcontract in MEA - 0.08 Loss on Pending Sale of IPS Business - 0.17 Incremental Costs Directly Related to the Relocation of the Worldwide Headquarters 0.07 - Legal Settlements and Charges 0.03 - Impairment Charges 0.05 Japan Valuation Reserve Release (0.24) Diluted Earnings per Share (non-GAAP) (1) $1.73 $2.78 90 (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of dividends on the Company's Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

Net Income from Continuing Operations Attributable to NCR (GAAP) to Adjusted EBITDA (non-GAAP) 2014 2015 Net Income from Continuing Operations Attributable to NCR (GAAP) $181 ($154) Pension Mark-to-Market Adjustments 149 454 Restructuring Plan 163 74 Acquisition-Related Amortization of Intangibles 119 125 Acquisition-Related Purchase Price Adjustments 6 - Acquisition-Related Costs 27 11 Reserve Related to Subcontract in MEA - 20 Loss on Pending Sale of IPS Business - 34 OFAC and FCPA Investigations 3 1 Net Income from Continuing Operations Attributable to Noncontrolling Interests 4 4 Interest Expense 181 173 Interest Income (6) (5) Depreciation and Amortization 153 171 Income Taxes (48) 55 Stock Compensation Expense 31 42 Adjusted EBITDA (non-GAAP) $963 $1,005 91 ($ in Millions)